UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-00266
Tri-Continental Corporation
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)     (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report

Annual Report

Tri-Continental Corporation

Annual Report for the Period Ended
December 31, 2010

Tri-Continental Corporation seeks future growth of both capital and income, while providing reasonable current income.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	2

Manager Commentary	4

Portfolio of Investments	8

Statement of Assets and Liabilities	20

Statement of Capital Stock and Surplus	21

Statement of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	41

Federal Income Tax Information	43

Board Members and Officers	44

Proxy Voting	50

Effective February 2011, information about the Fund can be found online at columbiamanagement.com and is no longer available at tricontinental.com.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  1

Your Fund at a Glance

FUND SUMMARY

>	Tri-Continental Corporation (the Fund) Common Stock gained 18.58%, based on net asset value, and 21.85%, based on market price, for the 12 months ended December 31, 2010.

>	The Fund outperformed its benchmark, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), which rose 15.06% for the 12-month period.

>	The Fund also outperformed the Lipper Large-Cap Core Funds Index, which increased 12.77% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2010)

	1 year	3 years	5 years	10 years
Tri-Continental Corporation
Net Asset Value	+18.58%	-6.11%	-0.68%	-0.66%

Market Price	+21.85%	-7.70%	-0.13%	-0.15%

S&P 500 Index(1) (unmanaged)	+15.06%	-2.86%	+2.29%	+1.41%

Lipper Large-Cap Core Funds Index(2)	+12.77%	-3.12%	+1.91%	+0.76%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1)	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Core Funds Index includes the 30 largest open-end large-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested distributions.

2  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

PRICE PER SHARE

	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010
Market Price	$13.76	$12.33	$10.87	$12.27

Net Asset Value	15.96	14.48	12.95	14.53

DISTRIBUTIONS PAID PER COMMON SHARE(a)

Payable date	Per share amount
March 29, 2010	$0.044

June 21, 2010	0.050

September 22, 2010	0.050

December 20, 2010	0.105

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  3

Manager Commentary

Dear Stockholder,

Tri-Continental Corporation (the Fund) Common Stock advanced 18.58%, based on net asset value, and 21.85%, based on market price, for the fiscal year ended December 31, 2010. The Fund outperformed its benchmark, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), which gained 15.06% for the 12-month period. The Fund outperformed its peer group, as represented by the Lipper Large-Cap Core Funds Index, which gained 12.77% for the same period.

Significant performance factors
Information technology was the strongest performing sector for the fiscal year, due to stock selection. Having a larger weighting in Apple than the S&P 500 Index was the greatest positive contributor. Apple significantly outperformed both the technology sector and the overall S&P 500 Index. Avoiding Hewlett-Packard (a component of the S&P 500 Index) which

PORTFOLIO BREAKDOWN(1) (at December 31, 2010)

Stocks	99.5%

Consumer Discretionary	9.9%

Consumer Staples	10.3%

Energy	12.5%

Financials	15.7%

Health Care	11.0%

Industrials	10.8%

Information Technology	19.0%

Materials	3.7%

Telecommunication Services	3.4%

Utilities	3.2%

Limited Partnerships	0.2%

Other(2)	0.3%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

4  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

declined during the year was another contributor to relative outperformance in the information technology sector.

Energy was also a strong performing sector for the Fund due to stock selection. The Fund had larger weightings in National Oilwell Varco and ConocoPhilips than the S&P 500 Index. Both stocks advanced sharply for the year, with particularly strong performance in the fourth quarter.

Stock selection led the Fund to outperform in the financials sector as well. Within financials, an emphasis on diversified financial services and insurance, along with good security selection in both segments, had a positive effect on the Fund’s investment results.

Positioning in the industrials sector was the largest detractor from performance relative to the S&P 500 Index. Both stock selection and having a smaller industrials weighting than the index were detrimental. Key detractors were RR Donnelley & Sons and Raytheon. The Fund had larger positions in these stocks than the S&P 500 Index and they were two of the sector’s weakest performers.

The Fund’s health care position was a poor relative performer. A larger health care weighting than the S&P 500 Index and weak performance from select stocks within the sector both had a negative effect on the Fund’s performance.

TOP TEN HOLDINGS(1) (at December 31, 2010)

Apple, Inc.	4.5%

Microsoft Corp.	3.5%

IBM Corp.	3.3%

Chevron Corp.	3.2%

ConocoPhillips	3.0%

Philip Morris International, Inc.	2.5%

Wal-Mart Stores, Inc.	2.4%

JPMorgan Chase & Co.	2.3%

General Electric Co.	2.3%

National Oilwell Varco, Inc.	2.2%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

Pharmaceutical firm Pfizer was the Fund’s worst performer within health care. The Fund had a significant overweight in the stock early in the fiscal period. Over the course of the year, we eliminated the stock from the portfolio. Reducing and eventually selling off Pfizer in a volatile year for that company hurt the Fund’s overall health care results. An overweight position in Eli Lilly & Co., which significantly underperformed the S&P 500 Index, was another drag on relative performance.

Looking at the performance of the themes within our quantitative models, the quality sub-component performed well during a “flight to safety” spurred by European government debt issues and doubts about the economic recovery. The high-quality focus embedded in our stock selection process helped stabilize results throughout a volatile year. The valuation sub-component of our model was also an effective contributor to overall performance, helping the Fund capitalize on mispricing opportunities created by market volatility. The catalyst sub-component, which identifies stocks that are likely to begin or continue to move favorably relative to their peers, did not perform as well. The market changed its stock preferences frequently during the year, making it difficult for our catalyst-related characteristics to consistently identify outperforming stocks.

Changes to the Fund’s portfolio
We began managing the Fund on May 1, 2010, using a quantitative strategy similar to the former manager. Our integrated stock selection models evaluate stocks based on three broad sub-components — quality, valuation and catalysts (sometimes called momentum). These were elements of the former manager’s models as well. We also use sector and industry-specific data and characteristics in our stock selection ranking process. For example, our model may rely on different characteristics and data to select energy stocks than it does to select technology stocks.

Because our process focuses on ranking stocks relative to each other based on their individual characteristics, we do not try to time the market or the performance of individual sectors. In general, we keep the Fund’s sector weightings similar to those of the S&P 500 Index, rather than allowing measurable variances. As a result, most, if not all, of the Fund’s outperformance or underperformance relative to its benchmark index should come from stock selection.

6  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Since we began managing the Fund, we reduced weightings in several stock positions that had been fairly large and eliminated a number of very small positions. We also adjusted some sector allocations to bring them more in line with S&P 500 Index sector weightings.

Our future strategy
Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities will perform well or when they will perform poorly. Instead, we keep the Fund fully invested at all times.

We will work to continually enhance the quantitative models and will focus portfolio holdings on our three themes of quality, valuation and catalyst. Regardless of the market environment, we strive to select stocks that will outperform their industry peers.

Brian M. Condon Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

The high-quality focus embedded in our stock selection process helped stabilize results throughout a volatile year.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  7

Portfolio of Investments
Tri-Continental Corporation
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (99.1%)

CONSUMER DISCRETIONARY (9.8%)

Automobiles (0.6%)
Ford Motor Co.(a)(b)	416,800	$6,998,072

Diversified Consumer Services (0.1%)
H&R Block, Inc.(a)	77,095	918,201

Internet & Catalog Retail (0.5%)
priceline.com, Inc.(b)	13,274	5,303,627

Media (1.6%)
Comcast Corp., Class A(a)	20,300	445,991
DIRECTV, Class A(b)	438,200	17,497,326

Total		17,943,317

Multiline Retail (0.6%)
Family Dollar Stores, Inc.(a)	106,315	5,284,919
Macy’s, Inc.	40,628	1,027,888

Total		6,312,807

Specialty Retail (5.9%)
AutoZone, Inc.(b)	68,600	18,699,674
Best Buy Co., Inc.	81,252	2,786,131
GameStop Corp., Class A(a)(b)	616,400	14,103,232
Limited Brands, Inc.(a)	544,430	16,730,334
Ross Stores, Inc.	183,049	11,577,849
TJX Companies, Inc.	22,493	998,465

Total		64,895,685

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	18,435	1,019,640
Nike, Inc., Class B	53,138	4,539,048

Total		5,558,688

TOTAL CONSUMER DISCRETIONARY		107,930,397

CONSUMER STAPLES (10.3%)

Beverages (1.4%)
Coca-Cola Co. (The)	230,415	15,154,395

Food & Staples Retailing (3.0%)
Wal-Mart Stores, Inc.(a)	482,129	26,001,217
Walgreen Co.	190,782	7,432,867

Total		33,434,084

Food Products (1.6%)
Campbell Soup Co.(a)	22,000	764,500
Hershey Co. (The)	322,100	15,187,015
Hormel Foods Corp.(a)	23,467	1,202,918

Total		17,154,433

Household Products (0.3%)
Colgate-Palmolive Co.	11,085	890,901
Kimberly-Clark Corp.	40,100	2,527,904

Total		3,418,805

Tobacco (4.0%)
Lorillard, Inc.	200,964	16,491,106
Philip Morris International, Inc.	463,600	27,134,508

Total		43,625,614

TOTAL CONSUMER STAPLES		112,787,331

ENERGY (12.4%)

Energy Equipment & Services (2.2%)
National Oilwell Varco, Inc.	364,199	24,492,383

Oil, Gas & Consumable Fuels (10.2%)
Apache Corp.	188,100	22,427,163
Chevron Corp.(c)	382,942	34,943,458
ConocoPhillips	482,314	32,845,583
Exxon Mobil Corp.	238,743	17,456,888
Marathon Oil Corp.	69,368	2,568,697
Valero Energy Corp.	81,000	1,872,720

Total		112,114,509

TOTAL ENERGY		136,606,892

FINANCIALS (15.6%)

Capital Markets (1.8%)
Franklin Resources, Inc.	38,008	4,226,870
Goldman Sachs Group, Inc. (The)	55,234	9,288,149
T Rowe Price Group, Inc.	96,900	6,253,926

Total		19,768,945

See accompanying Notes to Financial Statements.

8  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

FINANCIALS (cont.)
Commercial Banks (1.6%)
Fifth Third Bancorp	885,936	$13,005,541
KeyCorp	583,871	5,167,258

Total		18,172,799

Consumer Finance (2.3%)
Capital One Financial Corp.	459,035	19,536,530
Discover Financial Services	169,896	3,148,173
SLM Corp.(b)	186,365	2,346,335

Total		25,031,038

Diversified Financial Services (4.2%)
Citigroup, Inc.(a)(b)	4,175,693	19,751,028
JPMorgan Chase & Co.	597,457	25,344,126
NASDAQ OMX Group, Inc. (The)(b)	41,400	981,594

Total		46,076,748

Insurance (4.2%)
Aflac, Inc.	136,212	7,686,443
Allstate Corp. (The)	151,229	4,821,181
AON Corp.	169,639	7,805,090
Chubb Corp.	32,905	1,962,454
Hartford Financial Services Group, Inc.	349,587	9,260,560
Lincoln National Corp.(a)	49,430	1,374,648
Torchmark Corp.	52,200	3,118,428
Travelers Companies, Inc. (The)	188,996	10,528,967

Total		46,557,771

Real Estate Investment Trusts (REITs) (1.5%)
Apartment Investment & Management Co., Class A	224,600	5,803,664
Equity Residential	67,059	3,483,715
Simon Property Group, Inc.	68,986	6,863,417

Total		16,150,796

TOTAL FINANCIALS		171,758,097

HEALTH CARE (11.0%)

Biotechnology (1.5%)
Amgen, Inc.(b)	45,737	2,510,961
Biogen Idec, Inc.(b)	192,900	12,933,945
Cephalon, Inc.(a)(b)	13,389	826,369
Gilead Sciences, Inc.(b)	4,700	170,328

Total		16,441,603

Health Care Equipment & Supplies (0.2%)
Becton Dickinson and Co.	20,425	1,726,321

Health Care Providers & Services (2.6%)
Aetna, Inc.	17,085	521,263
Cardinal Health, Inc.	35,079	1,343,877
CIGNA Corp.	125,553	4,602,773
Humana, Inc.(b)	24,709	1,352,571
Laboratory Corp. of America Holdings(a)(b)	10,100	887,992
UnitedHealth Group, Inc.	563,656	20,353,618

Total		29,062,094

Pharmaceuticals (6.7%)
Abbott Laboratories	253,106	12,126,308
Eli Lilly & Co.	553,748	19,403,330
Forest Laboratories, Inc.(b)	114,465	3,660,591
Johnson & Johnson(a)	266,844	16,504,301
Merck & Co., Inc.	600,497	21,641,912

Total		73,336,442

TOTAL HEALTH CARE		120,566,460

INDUSTRIALS (10.8%)

Aerospace & Defense (3.7%)
General Dynamics Corp.	77,707	5,514,089
Lockheed Martin Corp.	69,023	4,825,398
Northrop Grumman Corp.	84,636	5,482,720
Raytheon Co.	311,984	14,457,338
United Technologies Corp.	125,207	9,856,295

Total		40,135,840

Air Freight & Logistics (0.5%)
United Parcel Service, Inc., Class B	74,800	5,428,984

Commercial Services & Supplies (1.2%)
Avery Dennison Corp.	27,121	1,148,303
Pitney Bowes, Inc.(a)	42,234	1,021,218
RR Donnelley & Sons Co.	650,597	11,365,930

Total		13,535,451

Electrical Equipment (0.7%)
Emerson Electric Co.	142,657	8,155,701

See accompanying Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  9

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

INDUSTRIALS (cont.)
Industrial Conglomerates (3.0%)
3M Co.	87,751	$7,572,911
General Electric Co.	1,379,615	25,233,159

Total		32,806,070

Machinery (0.3%)
Eaton Corp.	12,205	1,238,929
Illinois Tool Works, Inc.(a)	39,314	2,099,368

Total		3,338,297

Professional Services (0.7%)
Dun & Bradstreet Corp.(a)	86,700	7,117,203

Road & Rail (0.2%)
CSX Corp.	38,218	2,469,265

Trading Companies & Distributors (0.5%)
WW Grainger, Inc.(a)	40,000	5,524,400

TOTAL INDUSTRIALS		118,511,211

INFORMATION TECHNOLOGY (18.9%)

Communications Equipment (0.1%)
QUALCOMM, Inc.	17,150	848,753

Computers & Peripherals (6.8%)
Apple, Inc.(b)	153,221	49,422,966
Dell, Inc.(b)	192,487	2,608,199
Lexmark International, Inc., Class A(b)	212,600	7,402,732
SanDisk Corp.(a)(b)	312,400	15,576,264

Total		75,010,161

Electronic Equipment, Instruments & Components (0.2%)
Tyco Electronics Ltd.	64,065	2,267,901

IT Services (4.1%)
IBM Corp.(a)	241,800	35,486,568
Teradata Corp.(a)(b)	239,300	9,849,588

Total		45,336,156

Semiconductors & Semiconductor Equipment (4.2%)
Advanced Micro Devices, Inc.(a)(b)	125,914	1,029,977
Intel Corp.	1,047,800	22,035,234
Texas Instruments, Inc.(a)	704,600	22,899,500

Total		45,964,711

Software (3.5%)
Microsoft Corp.	1,360,894	37,996,160

TOTAL INFORMATION TECHNOLOGY		207,423,842

MATERIALS (3.7%)

Chemicals (0.7%)
Eastman Chemical Co.	46,093	3,875,499
EI du Pont de Nemours & Co.	31,327	1,562,591
PPG Industries, Inc.	26,162	2,199,439

Total		7,637,529

Metals & Mining (3.0%)
Freeport-McMoRan Copper & Gold, Inc.	123,344	14,812,381
Newmont Mining Corp.	295,400	18,146,422

Total		32,958,803

TOTAL MATERIALS		40,596,332

TELECOMMUNICATION SERVICES (3.4%)

Diversified Telecommunication Services (3.4%)
AT&T, Inc.	778,594	22,875,092
Verizon Communications, Inc.	410,598	14,691,196

Total		37,566,288

TOTAL TELECOMMUNICATION SERVICES		37,566,288

UTILITIES (3.2%)

Electric Utilities (1.8%)
Edison International(a)	29,772	1,149,199
Exelon Corp.	455,935	18,985,134
FirstEnergy Corp.(a)	2,212	81,888

Total		20,216,221

Multi-Utilities (1.4%)
Public Service Enterprise Group, Inc.	473,600	15,065,216

TOTAL UTILITIES		35,281,437

Total Common Stocks
(Cost: $955,278,201)		$1,089,028,287

See accompanying Notes to Financial Statements.

10  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Issuer	Shares	Value

Limited Partnerships (0.2%)

FINANCIALS (0.2%)

Capital Markets (0.2%)
WCAS Capital Partners II LP(d)(e)(f)(j)	4,212,138	$2,019,088

TOTAL FINANCIALS		2,019,088

Total Limited Partnerships
(Cost: $4,212,138)		$2,019,088

	Shares	Value

Money Market Fund (0.3%)

Columbia Short-Term Cash Fund, 0.229%(g)(h)	3,118,708	$3,118,708

Total Money Market Fund
(Cost: $3,118,708)		$3,118,708

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (7.4%)

Asset-Backed Commercial Paper (0.7%)
Grampian Funding LLC
01/13/11	0.280%	$1,999,518	$1,999,518
Rhein-Main Securitisation Ltd.
01/12/11	0.551%	2,995,783	2,995,783
Rheingold Securitization
01/10/11	0.430%	1,999,260	1,999,260
Royal Park Investments Funding Corp.
03/08/11	0.410%	999,043	999,043

Total			7,993,604

Certificates of Deposit (1.4%)
Barclays Bank PLC
03/15/11	0.440%	2,000,000	2,000,000
Clydesdale Bank PLC
01/24/11	0.365%	2,000,000	2,000,000
KBC Bank NV
01/24/11	0.450%	3,000,000	3,000,000
Mitsubishi UFJ Trust and Banking Corp.
02/22/11	0.320%	2,000,000	2,000,000
Pohjola Bank PLC
03/16/11	0.660%	3,000,000	3,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	3,000,000	3,000,000

Total			15,000,000

Other Short-Term Obligations (0.2%)
Natixis Financial Products LLC
01/03/11	0.500%	2,000,000	2,000,000

Total			2,000,000

Repurchase Agreements (5.1%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $5,000,125(i)
	0.300%	5,000,000	5,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $5,000,167(i)
	0.400%	5,000,000	5,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $12,000,160(i)
	0.160%	12,000,000	12,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $8,177,480(i)
	0.170%	8,177,364	8,177,364
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $10,000,417(i)
	0.500%	10,000,000	10,000,000
Morgan Stanley dated 01/21/10, matures 01/14/11, repurchase price $7,000,953(i)
	0.350%	7,000,000	7,000,000
RBS Securities, Inc. dated 12/31/10, matures 01/03/11 repurchase price $9,000,225(i)
	0.300%	9,000,000	9,000,000

Total			56,177,364

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $81,170,968)			$81,170,968

Total Investments
(Cost: $1,043,780,015)			$1,175,337,051
Other Assets & Liabilities, Net			(76,448,699)

Net Assets			$1,098,888,352

See accompanying Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  11

Portfolio of Investments (continued)

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	depreciation
S&P 500 Index	10	$3,132,500	March 2011	$22,741	$—
Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	At December 31, 2010, investments in securities included securities valued at $876,456 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At December 31, 2010, there was no capital committed to the LLC or LP for future investment.

(e)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2010 was $2,019,088, representing 0.18% of net assets. Information concerning such security holdings at December 31, 2010 was as follows:

	Acquisition
Security	Dates	Cost
WCAS Capital Partners II LP	12-11-90 thru 03-24-98	$4,212,138

(f)	At December 31, 2010, the Fund owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of investment in the limited partnership, along with the cost and value at December 31, 2010, were as follows:

	Acquisition
Security	Dates	Cost	Value(a)
WCAS Capital Partners II LP	12-11-90 thru 03-24-98	$4,212,138	$2,019,088

12  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(g)	Investments in affiliates during the year ended December 31, 2010:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$3,915,360	$45,428,970	$(46,225,622)	$—	$3,118,708	$6,050	$3,118,708

(h)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(i)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$25,198
Archer Daniels	259,234
ASB Finance Ltd	307,122
Banco Bilbao Vizcaya	829,061
Banco Bilbao Vizcaya Argentaria/New York NY	12,260
BP Capital Markets	154,073
BPCE	110,771
Central American Bank	960
Commonwealth Bank of Australia	155,968
Credit Agricole NA	255
Danske Corp	383,706
Electricite De France	635,382
European Investment Bank	854,923
Gdz Suez	131,977
Golden Funding Corp	9,086
Ing (US) Funding LLC	40
Natexis Banques	98,669
Nationwide Building	615,131
Natixis NY	47,999
Natixis US Finance Co	800
Prudential PLC	185,570
Silver Tower US Fund	2,400
Skandin Ens Banken	24,018
Societe Gen No Amer	399,797
Societe Generale NY	5,199
UBS Ag Stamford	401

Total market value of collateral securities	$5,250,000

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  13

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$59,614
Fannie Mae REMICS	4,031,980
Fannie Mae Whole Loan	102,570
Fannie Mae-Aces	7,832
Freddie Mac Reference REMIC	279,387
Freddie Mac REMICS	6,159,912
Government National Mortgage Association	1,598,705

Total market value of collateral securities	$12,240,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$8,340,911

Total market value of collateral securities	$8,340,911

14  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$4,938
Fannie Mae Pool	4,149,551
Fannie Mae REMICS	428,238
Fannie Mae Whole Loan	11,634
Federal Farm Credit Bank	6,664
Federal Home Loan Banks	172,904
Federal Home Loan Mortgage Corp	26,630
FHLMC Structured Pass Through Securities	25,222
Freddie Mac Gold Pool	2,174,343
Freddie Mac Non Gold Pool	257,995
Freddie Mac REMICS	479,399
Ginnie Mae II Pool	351,038
Government National Mortgage Association	651,145
United States Treasury Note/Bond	1,460,299

Total market value of collateral securities	$10,200,000

Morgan Stanley (0.350%)
Security description	Value
Argento Variable Fund	$430,582
Federal Home Loan Banks	3,570,025
Ginnie Mae I Pool	2,759,703
Landesbank	403,547

Total market value of collateral securities	$7,163,857

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  15

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.300%)
Security description	Value
Amortizing Residential Collateral Trust	$329,877
Capital One Multi-Asset Execution Trust	1,206,887
Chase Issuance Trust	323,503
Citibank Credit Card Issuance Trust	755,736
Citibank Omni Master Trust	730,306
Discover Card Master Trust I	440,715
First Franklin Mortgage Loan Asset Backed Certificates	266,686
First National Master Note Trust	397,310
Ford Credit Auto Owner Trust	68,813
Freddie Mac Gold Pool	738,855
GS Mortgage Securities Corp II	300,222
HSBC Home Equity Loan Trust	845,104
Merrill Lynch/Countrywide Commercial Mortgage Trust	916,714
Nelnet Student Loan Trust	378,800
SLC Student Loan Trust	606,664
SLM Student Loan Trust	922,050
Structured Asset Investment Loan Trust	68,018
Wells Fargo Home Equity Trust	132,059

Total market value of collateral securities	$9,428,319

(j)	Security valued by management at fair value according to procedures approved, in good faith, by the Board.

16  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$107,930,397	$—	$—	$107,930,397
Consumer Staples	112,787,331	—	—	112,787,331
Energy	136,606,892	—	—	136,606,892
Financials	171,758,097	—	—	171,758,097
Health Care	120,566,460	—	—	120,566,460
Industrials	118,511,211	—	—	118,511,211
Information Technology	207,423,842	—	—	207,423,842
Materials	40,596,332	—	—	40,596,332
Telecommunication Services	37,566,288	—	—	37,566,288
Utilities	35,281,437	—	—	35,281,437

Total Equity Securities	1,089,028,287	—	—	1,089,028,287

Other
Limited Partnerships	—	—	2,019,088	2,019,088
Affiliated Money Market Fund(c)	3,118,708	—	—	3,118,708
Investments of Cash Collateral Received for Securities on Loan	—	81,170,968	—	81,170,968

Total Other	3,118,708	81,170,968	2,019,088	86,308,764

Investments in Securities	1,092,146,995	81,170,968	2,019,088	1,175,337,051
Derivatives(d)
Assets
Futures Contracts	22,741	—	—	22,741

Total	$1,092,169,736	$81,170,968	$2,019,088	$1,175,359,792

18  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Limited
Partnerships
Balance as of December 31, 2009	$1,927,202
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	91,886
Sales	—
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2010	$2,019,088

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2010 was $91,886.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  19

Statement of Assets and Liabilities
December 31, 2010

Assets
Investments, at value
Unaffiliated issuers* (identified cost $959,490,339)	$1,091,047,375
Affiliated issuers (identified cost $3,118,708)	3,118,708
Investment of cash collateral received for securities on loan (identified cost $81,170,968)	81,170,968

Total investments (identified cost $1,043,780,015)	1,175,337,051
Receivable for:
Dividends	1,109,341
Interest	8,025
Equity-linked notes (Note 8)	5,170,265
Other assets	43,681

Total assets	1,181,668,363

Liabilities
Due upon return of securities on loan	81,170,968
Payable for:
Investments purchased	128
Preferred Stock dividends	470,463
Variation margin on futures contracts	3,375
Investment management fees	10,684
Stockholder servicing and transfer agent fees	2,907
Administration fees	1,710
Stockholders’ meeting fees	133,627
Other expenses	986,149

Total liabilities	82,780,011

Net assets	1,098,888,352
Preferred Stock	37,637,000

Net assets for Common Stock	$1,061,251,352

Net asset value per share of outstanding Common Stock	$15.96

Market price per share of Common Stock	$13.76

*Value of securities on loan	$78,947,325

The accompanying Notes to Financial Statements are an integral part of this statement.

20  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Statement of Capital Stock and Surplus
December 31, 2010

Capital Stock
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,460
Shares issued and outstanding — 752,740	$37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 66,509,379	33,254,690
Surplus
Capital surplus	1,694,166,211
Undistributed net investment income	951,895
Accumulated net realized loss	(800,999,116)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	131,557,036
Futures contracts	22,741
Receivables for equity-linked notes	2,297,895

Net assets	$1,098,888,352

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  21

Statement of Operations
Year ended December 31, 2010

Net investment income
Income:
Dividends	$25,324,456
Interest	78,797
Dividends from affiliates	6,050
Income from securities lending — net	197,186

Total income	25,606,489

Expenses:
Investment management fees	3,575,281
Stockholder servicing and transfer agent fees	969,484
Administration fees	577,720
Compensation of board members	27,277
Stockholders’ meeting fees	228,026
Custodian fees	18,486
Printing and postage fees	72,675
Professional fees	90,911
SDC lease expense	295,976

Total expenses	5,855,836

Net investment income*	19,750,653

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(3,828,553)
Futures contracts	532,714

Net realized loss	(3,295,839)
Net change in unrealized appreciation (depreciation) on:
Investments	143,880,981
Futures contracts	26,511
Receivables for equity-linked notes (Note 8)	2,297,895

Net change in unrealized appreciation	146,205,387

Net realized and unrealized gain	142,909,548

Net increase in net assets resulting from operations	$162,660,201

*	Net investment income for Common Stock is $17,868,803, which is net of Preferred Stock dividends of $1,881,850.

The accompanying Notes to Financial Statements are an integral part of this statement.

22  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31,	2010	2009
Change in net assets resulting from operations
Net investment income	$19,750,653	$14,053,685
Net realized loss	(3,295,839)	(137,949,889)
Net change in unrealized appreciation	146,205,387	296,146,938

Net increase in net assets resulting from operations	162,660,201	172,250,734

Distributions to Stockholders:
Net investment income
Preferred Stock	(1,881,850)	(1,881,850)
Common Stock	(16,746,859)	(12,202,715)
Return of Capital
Common Stock	—	(1,225,024)

Total Distributions to Stockholders	(18,628,709)	(15,309,589)

Decrease in net assets from capital share transactions	(29,123,790)	(104,496,767)

Total increase in net assets	114,907,702	52,444,378
Net assets at beginning of year	983,980,650	931,536,272

Net assets at end of year	$1,098,888,352	$983,980,650

Undistributed (excess of distributions over) net investment income	$951,895	$(87,300)

	2010		2009
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	478,107	5,944,014	554,284	5,227,483
Common Stock issued for investment plan purchases	279,377	3,551,435	308,895	2,865,371
Common Stock purchased from investment plan participants	(1,923,300)	(23,540,799)	(1,449,460)	(14,528,709)
Common Stock purchased in the open market	(1,232,037)	(15,078,440)	(452,907)	(5,047,340)
Common Stock purchased in cash tender offer	—	—	(9,247,000)	(93,024,820)
Net proceeds from issuance of shares of Common Stock upon exercise of warrants	—	—	12,095	11,248

Total decrease	(2,397,853)	(29,123,790)	(10,274,093)	(104,496,767)

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  23

Financial Highlights

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

24  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

	Year ended December 31,
Per share data	2010	2009	2008		2007	2006
Net asset value, beginning of period	$13.73	$11.29	$23.03		$25.66	$22.16

Income from investment operations
Net investment income	.30	.20	.52		.84	.33
Net realized and unrealized gain (loss) on investments	2.28	2.42	(9.88)		(1.01)	3.47
Increase from payments by affiliate	—	.04	—		—	—

Total from investment operations	2.58	2.66	(9.36)		(.17)	3.80

Less distributions to Stockholders from:
Preferred stock	(.03)	(.03)	(.02)		(.02)	(.02)
Common stock	(.25)	(.17)	(.50)		(.87)	(.28)
Net realized gains	—	—	(.39)		(1.57)	—
Tax return of capital	—	(.02)	(1.22)		—	—

Total distributions to Stockholders	(.28)	(.22)	(2.38)		(2.46)	(.30)

Capital stock transactions at market price	(.07)	—	(.25	)(a)	—	—

Net asset value, end of period	$15.96	$13.73	$11.29		$23.03	$25.66

Adjusted net asset value, end of period(b)	$15.90	$13.69	$11.26		$22.98	$25.60
Market price, end of period	$13.76	$11.52	$9.86		$20.90	$22.38

Total return
Based upon net asset value	18.58%	24.11% (c)	(43.77%	)	(.52% )	17.38%
Based upon market price	21.85%	19.24%	(45.89%	)	3.51%	22.10%

Ratios to average net assets(d)
Expenses to average net assets for Common Stock	.60%	.98%	.73%		.66%	.80%
Net investment income to average net assets for Common Stock	1.84%	1.46%	2.96%		3.22%	1.40%

Supplemental data
Net assets, end of period (000s):
Common stock	$1,061,251	$946,344	$893,899		$2,373,429	$2,657,209
Preferred stock	37,637	37,637	37,637		37,637	37,637

Total net assets	$1,098,888	$983,981	$931,536		$2,411,066	$2,694,846

Portfolio turnover	86%	70%	111%		123%	122%

Notes to Financial Highlights

(a)	Reflects the issuance of Common Stock in distributions.
(b)	Assumes the exercise of outstanding warrants.
(c)	During the year ended December 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  25

Notes to Financial Statements
December 31, 2010

NOTE 1. ORGANIZATION

Tri-Continental Corporation (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock) which trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders (Stockholders). In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

26  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

28  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to equitize cash to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities and the Statement of Capital Stock and Surplus; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivatives outstanding at the end of the period, if any.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  29

Notes to Financial Statements (continued)

Fair values of derivative instruments at December 31, 2010

	Asset derivatives
	Statement of Capital
	Stock and Surplus
Risk exposure category	location	Fair value
Equity contracts	Net assets — unrealized appreciation on futures	$22,741	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures
Equity contracts	$532,714

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures
Equity contracts	$26,511

Volume of derivative activity
Futures
The gross notional amount of long contracts outstanding was approximately $3.1 million at December 31, 2010. The monthly average gross notional amount for long contracts was $2.5 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Investment Advisers, LLC (the Investment Manager) has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

30  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to Stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income dividend of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  31

Notes to Financial Statements (continued)

providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Management Fees
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee charged by the Investment Manager is 0.355% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended December 31, 2010 was 0.06% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2010, other expenses paid to this company were $1,126.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Stockholder Servicing Fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent) maintains

32  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund’s shares of Common Stock.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2010, the Fund’s total potential future obligation over the life of the Guaranty is $1,066,674. The liability remaining at December 31, 2010 for non-recurring charges associated with the lease amounted to $720,998 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2010 is included in other assets in the Statement of Assets and Liabilities at a cost of $43,681.

NOTE 4. PORTFOLIO INFORMATION

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $861,029,524 and $888,536,154, respectively, for the year ended December 31, 2010.

NOTE 5. CAPITAL STOCK TRANSACTIONS

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and is entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan
The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 279,377 shares were issued to Plan participants during the period for proceeds of $3,551,435, a weighted average discount of 14.9% from the net asset value of those shares. In addition, a total of 478,107 shares were issued at market price in distributions during the period for proceeds of $5,944,014, a weighted average discount of 15.0% from the net asset value of those shares.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  33

Notes to Financial Statements (continued)

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the year ended December 31, 2010, the Fund purchased 1,232,037 shares of its Common Stock in the open market at an aggregate cost of $15,078,440, which represented a weighted average discount of 15.1% from the net asset value of those acquired shares. For the year ended December 31, 2010, the Fund purchased 1,923,300 shares of Common Stock from Plan participants at a cost of $23,540,799, which represented a weighted average discount of 15.3% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund’s stock repurchase program for 2011, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.

Warrants
At December 31, 2010, the Fund reserved 229,587 shares of Common Stock for issuance upon exercise of 9,491 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share. Assuming the

34  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

exercise of all Warrants outstanding at December 31, 2010, net assets would have increased by $213,516 and the net asset value of the Common Stock would have been $15.90 per share. The number of Warrants exercised during the year ended December 31, 2010 and 2009 was 0 and 500, respectively.

NOTE 6. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2010, securities valued at $78,947,325 were on loan, secured by cash collateral of $81,170,968 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2010 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

NOTE 7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

NOTE 8. LEHMAN BROTHERS HOLDINGS INC. EQUITY-LINKED NOTES

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $2.9 million based on the estimated amounts recoverable for the notes and recognized realized losses of $26.8 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as unrealized appreciation or depreciation in the Statement of Operations. At December 31, 2010, the value of the receivable balances were $5.2 million, which represented 0.47% of the Fund’s net assets.

NOTE 9. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, there were permanent and timing book to tax differences resulting primarily from differing treatments for futures, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships and losses

36  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

deferred due to wash sales were identified and permanent differences reclassified among the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(82,749)
Accumulated net realized gain/loss	54,711
Paid-in capital	28,038

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2010	2009
Ordinary income	$18,628,709	$14,084,565
Tax return of capital	—	1,225,024

At December 31, 2010, the cost of investments for federal income tax purposes was $1,071,671,571 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$130,731,382
Unrealized depreciation	(27,065,902)

Net unrealized appreciation	$103,665,480

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$978,624
Undistributed accumulated long-term gain	$—
Accumulated realized gain/loss	$(773,083,601)
Unrealized appreciation (depreciation)	$105,935,428

The following capital loss carryforward, determined at December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2016	$216,574,794
2017	556,508,807

Total	$773,083,601

For the year ended December 31, 2010, $1,243,700 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

NOTE 10. RISKS RELATING TO CERTAIN INVESTMENTS

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund’s performance may be negatively affected.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

NOTE 12.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of

38  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  39

Notes to Financial Statements (continued)

adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

40  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Tri-Continental Corporation:
We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus, including the portfolio of investments, of Tri-Continental Corporation (the Fund), as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  41

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

42  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its Stockholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Stockholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended December 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Stockholders on the sale of shares.

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  43

Board Members and Officers

Stockholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 2008	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since November 2008	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since November 2008	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board and Board member since November 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since December 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

44  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 2000	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since November 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  45

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member and Vice President since November 2008	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

46  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since May 2010	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since November 2008	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since January 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  47

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since November 2008	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since May 2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since May 2010	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since May 2010	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

48  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer and Identity Theft Prevention Officer since November 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT  49

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

50  TRI-CONTINENTAL CORPORATION — 2010 ANNUAL REPORT

Tri-Continental Corporation
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
©2011 Columbia Management Investment Advisers, LLC	SL-9912 C (3/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Tri-Continental Corporation were as follows:

2010: $61,987	2009: $61,625
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, the representations to the NYSE relating to internal controls over transfer agency and registrar functions, and other consultations and services required to complete the audit for Tri-Continental Corporation were as follows:

2010: $34,591	2009: $32,792
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $0
(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Tri-Continental Corporation were as follows:

2010: $5,564	2009: $4,048
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Tri-Continental Corporation were as follows:

2010: $0	2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $0	2009: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $3,005,956	2009: $835,526
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Proxy Voting
General guidelines, policies and procedures
These Proxy Voting Policies and Procedures apply only to the funds and portfolios (the “Funds”) that historically bore the RiverSource or Seligman brands, including those renamed to bear the “Columbia” brand effective September 27, 2010.
The Funds uphold a long tradition of supporting sound and principled corporate governance. For more than 30 years, the Funds’ Boards of Trustees/Directors (“Board”), which consist of a majority of independent Board members, has determined policies and voted proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provide support to the Board in connection with the proxy voting process.
General Guidelines
The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:
Election of Directors
•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.
Defense mechanisms
The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis,
Auditors
The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.
Management compensation issues
The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.
The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.
Social and corporate policy issues
The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.
Policy and Procedures
The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of Columbia

Management or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.
The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on Columbia Management investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from an independent research firm. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.
On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.
The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).
Voting in countries outside the United States (non-U.S. countries)
Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.
Securities on loan
The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the Funds’ ownership position is more significant, the Board has established a guideline to direct Columbia Management to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.
Investment in affiliated funds
Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Other Accounts Managed
			Approximate		Ownership
		Number and type	Total Net Assets	Performance	of Fund
Fund	Portfolio Manager	of account	(excluding the fund)	Based Accounts	Shares
For fiscal period ending December 31
Tri-Continental	Brian Condon	7 RICs	$6.42 billion	7 RICs ($6.42 B)	$10,001-$50,000
Corporation		5 other accounts	$0.72 million
Potential Conflicts of Interest:
Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.
“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.
A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.
Structure of Compensation:
As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

			Total Number of Shares Purchased	Maximum Number of Shares that
	Total Number of	Average Price	as Part of Publicly Announced	May Yet Be Purchased Under the
Period	Shares Purchased	Paid Per Share	Plans or Programs(1)	Plans or Programs(1)
7-01-10 to 7-31-10	295,215	$11.36	295,215	3,150,147
8-01-10 to 8-30-10	294,323	11.55	294,323	2,855,824
9-01-10 to 9-30-10	197,630	11.90	197,630	2,658,194
10-01-10 to 10-31-10	413,089	12.73	413,089	2,245,105
11-01-10 to 11-30-10	334,396	13.20	334,396	1,910,709
12-01-10 to 12-31-10	324,540	13.49	324,540	1,586,169

(1)	The registrant has a stock repurchase program. For 2010, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tri-Continental Corporation

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date February 23, 2011

By	/s/ Michael G. Clarke
Michael G. Clarke
Treasurer and Principal Financial Officer

Date February 23, 2011